UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2022

JANEL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 19, 2022, Janel Corporation (the “Company”) acquired 1,108,000 shares (the “Acquired Shares”) of the common stock, par value $0.001 per share, of Rubicon Technology, Inc. (“Rubicon”), at a price per share of $20.00, in a cash tender offer made pursuant to the Stock Purchase and Sale Agreement, dated July 1, 2022, between the Company and Rubicon (the “Purchase Agreement”) and on the terms and subject to the conditions provided for in the Offer to Purchase, dated July 13, 2022 (the “Offer to Purchase”) and the related Letter of Transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”), filed as Exhibits (a)(1)(A) and (a)(1)(B), respectively, to the Schedule TO-T filed by Janel Corporation with the Securities and Exchange Commission (the “SEC”) on July 13, 2022 (“Schedule TO”). Pursuant to the terms of the Purchase Agreement, the Acquired Shares represent 44.99% of Rubicon’s issued and outstanding shares of common stock as of August 3, 2022, as reported in Rubicon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, filed with the SEC on August 12, 2022.

The Company acquired the Acquired Shares on a pro rata basis from all stockholders of Rubicon who had validly tendered and not properly withdrawn shares of Rubicon’s common stock in the Offer as of its expiration at 12:00 Midnight (New York City time), on Friday, August 12, 2022. The Company accepted the Acquired Shares for payment in accordance with the terms of the Offer at a price per share of $20.00, or $22,160,000.00 in the aggregate, paid from the Company’s cash on hand and the proceeds of the bridge loan (the “Bridge Loan”) under that certain Amended and Restated Loan and Security Agreement dated September 21, 2021, as amended, by and among Santander Bank, N.A., Janel Group, Inc., Expedited Logistics and Freight Services, LLC, ELFS Brokerage LLC, the Company and Expedited Logistics and Freight Services, LLC.  For additional information regarding the Bridge Loan, see the Company’s Current Report on Form 8-K, which was filed with the SEC on July 13, 2022, which is incorporated herein by reference.

In accordance with the Purchase Agreement, effective as of August 19, 2022, two designees of the Company assumed the role of directors of Rubicon, replacing two directors who resigned.

The foregoing description of certain provisions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company on July 5, 2022 and which is incorporated herein by reference.

The foregoing description of the Offer does not purport to be complete and is subject to and qualified in its entirety by reference to the Offer to Purchase, a copy of which was filed as Exhibit (a)(1)(A) to the Schedule TO and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent information is required by this item, it will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(c)	Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

2.1*
Stock Purchase and Sale Agreement, dated as of July 1, 2022, between Janel Corporation and Rubicon Technology, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Rubicon Technology, Inc. with the U.S. Securities and Exchange Commission on July 5, 2022).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: August 23, 2022	By:	/s/ Dominique Schulte
Dominique Schulte
Chief Executive Officer